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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 15, 2001


                           Rhythms NetConnections Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  333-59393                          33-0747515
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employee Identification No.)


9100 East Mineral Circle, Englewood, Colorado            80112
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (303) 876-6500



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. MODIFIED REPORTING PROCEDURES.

     On August 15, 2001, Rhythms NetConnections Inc. (the Company) issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that (a) today the Company filed a no action request with the Securities and Exchange Commission requesting permission, while it is in voluntary reorganization proceedings under Chapter 11 of the United States Bankruptcy Code, to file, under cover of Current Reports on Form 8-K, copies of the Monthly Reports filed by the Company with the Bankruptcy Court and the U.S. Trustee's Office, in lieu of filing Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and (b) pending receipt of such permission, it would not be filing its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001.

Item 7. EXHIBITS.

     99.1 Press release issued Wednesday, August 15, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rhythms NetConnections Inc.
                                               (Registrant)



Date: August 15, 2001                   /s/ J. W. Braukman, III
                                        ------------------------
                                        By: J. W. Braukman, III
                                        Title: Chief Financial Officer